UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) July 29, 2008
SPSS Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-22194	36-2815480

(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

233 South Wacker Drive, Chicago, Illinois		60606

(Address of Principal Executive Offices)		(Zip Code)
(312) 651-3000

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02: RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
     On July 29, 2008, SPSS Inc. issued a press release announcing its results for its fiscal quarter ended June 30, 2008. The full text of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.
     The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by SPSS under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as set forth by specific reference in such filing.
ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits.
99.1	SPSS Press Release, dated July 29, 2008 (furnished pursuant to Item 2.02)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPSS INC.
	By:	/s/ Raymond H. Panza
Raymond H. Panza
Dated: July 29, 2008		Executive Vice President, Corporate Operations, Chief Financial Officer and Secretary

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